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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 27, 2006


                                ----------------

                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


                                 ---------------


         Delaware                      0-22140                 42-1406262
(State or other jurisdiction of    (Commission File        (IRS Employer
incorporation or organization)          Number)            Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Item 8.01  Other Events.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1



                                       i

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Section 8 - Other Events

Item 8.01   Other Events.

            On November 27, 2006, the Registrant issued the attached press release announcing declaration of a cash dividend for the first quarter of its Fiscal Year 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits.
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            The following Exhibits are being furnished herewith:

            99.1  Registrant's Press Release dated November 27, 2006.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    META FINANCIAL GROUP, INC.

                              By:   /s/ Jonathan M. Gaiser
                                    --------------------------------------------
                                    Jonathan M. Gaiser
                                    Senior Vice President, Secretary, Treasurer,
                                    and Chief Financial Officer

Dated:  November 27, 2006

                                  Exhibit Index
                                  -------------

Exhibit
Number                        Description of Exhibit
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99.1             Registrant's Press Release dated November 27, 2006.